                                                                   Exhibit 10(e)

                        AMENDMENT TO CONSULTING AGREEMENT


                  This AMENDMENT dated as of May 1, 1998 to the Consulting Agreement (the "Consulting Agreement") dated as of May 6, 1997 between Telex Communications Group, Inc. (the "Company"), as successor to GST Acquisition Corp., Inc., and Greenwich Street Capital Partners, Inc. ("Greenwich").

                              W I T N E S S E T H :

                  WHEREAS, Section 5(a)(i) of the Consulting Agreement provides that the Consulting Agreement will terminate upon, the earlier to occur of (i) the tenth anniversary of the date thereof and (ii) the date on which Greenwich Street Capital Partners, L.P., directly or indirectly, no longer owns any shares of the capital stock of the Company;

                  WHEREAS, Greenwich and the Company have agreed to amend the Consulting Agreement so that the outside termination date thereof is the fifth anniversary of the date of such Consulting Agreement;

                  NOW, THEREFORE, the Consulting Agreement is hereby amended, pursuant to Section 14 thereof, by mutual agreement of the parties thereto as follows:

                  1. Section 5(a) is amended and restated in its entirety to read as follows:

                           "This Agreement shall be in effect until, and shall terminate upon, the earlier to occur of (i) the fifth anniversary of the date hereof and (ii) the date on which Greenwich Street Capital Partners, L.P. directly or indirectly no longer owns any shares of the capital stock of the Company, and may be earlier terminated by Greenwich, in its sole discretion, upon 15 days' prior written notice to the Company".


                  IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.



                                    TELEX COMMUNICATIONS GROUP, INC.


                                    By:____________________________________
                                       Name:
                                       Title:


                                    GREENWICH STREET CAPITAL PARTNERS, INC.


                                    By:____________________________________
                                       Name:
                                       Title:

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